Exhibit 10.19
                           AURORA METALS (BVI) LIMITED

P.O.Box 27494,                                           Telephone: 303-727-8609
Denver, Colorado,                                      Facsimile:   303-936-0333
U.S.A. 80227-0494.                                  E-mail: jaajames@comcast.net
                                                        contact@aurorametals.net

December 17, 2004


Mr. Thomas A. Loucks,
President and CEO,
Trend Mining Company,
5575 South Sycamore Street, Suite 103,
Littleton,
Colorado, USA 80120


Dear Tom,

SECOND EXTENSION OF TIME TO LETTER OF INTENT - PROPOSED JOINT VENTURE - STILLWATER COMPLEX, MONTANA

By this letter, Aurora Metals (BVI) Limited (hereafter "AM"), agrees to the second extension of time under Clause 13. Timing of the Letter of Intent ("LOI") dated September 20, 2004, until 5.00 pm Mountain Standard Time, Friday, January 14, 2005.

If you are in agreement with this second extension of time to the LOI, please so indicate by signing where indicated below.


Yours sincerely,
AURORA METALS (BVI) LIMITED

/s/ J.A.A. James
----------------
J.A.A. James
President and Director


Agreed and acknowledged this 17th day of December, 2004 on behalf of Trend Mining Company:


/s/ Thomas A. Loucks
--------------------
Thomas A. Loucks
President and CEO